UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2014 (November 11, 2014)

American Realty Capital Daily Net Asset Value Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-169821	27-3441614
(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 15th Floor
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of William M. Kahane as President, Chief Operating Officer, Treasurer and Secretary to Replace Edward M. Weil, Jr.

On November 11, 2014, in light of his recent appointment as chief executive officer of RCS Capital Corporation (“RCAP”), Edward M. Weil, Jr. resigned from his roles as president, chief operating officer, treasurer and secretary of American Realty Capital Daily Net Asset Value Trust, Inc. (the “Company”), effective as of that same date. Mr. Weil did not resign pursuant to any disagreement with the Company. Mr. Weil also resigned from his role as president, chief operating officer, treasurer and secretary of the Company’s advisor and property manager. Simultaneously with Mr. Weil’s resignation from his role as president, chief operating officer, treasurer and secretary of the Company, the Company’s board of directors appointed William M. Kahane to serve as the Company’s president, chief operating officer, treasurer and secretary, effective as of that same date. Mr. Kahane will also replace Mr. Weil as president, chief operating officer, treasurer and secretary of the Company’s advisor and property manager. There are no related party transactions involving Mr. Kahane that are reportable under Item 404(a) of Regulation S-K.

William M. Kahane, 66,  previously served as an executive officer and director of the Company, the Company’s advisor and the Company’s property manager from their formation in September 2010 until March 2012. Mr. Kahane has served as president, chief operating officer, treasurer and secretary of American Realty Capital Trust V, Inc. (“ARCT V”), the ARCT V advisor and the ARCT V property manager since November 2014. Mr. Kahane has served as chief executive officer of AR Capital Acquisition Corp. since August 2014. Mr. Kahane has served as president, chief operating officer, treasurer and secretary of American Realty Capital Global Trust, Inc. (“ARC Global”), the ARC Global advisor and the ARC Global property manager since October 2014. Mr. Kahane has served as president, chief operating officer, treasurer and secretary of American Realty Capital Global Trust II, Inc. (“ARC Global II”), the ARC Global II advisor and the ARC Global II property manager since October 2014. Mr. Kahane has served as chief executive officer and president of American Realty Capital Hospitality Trust, Inc. (“ARC HOST”) since August 2013. Mr. Kahane has served as co-chief executive officer of the ARC HOST advisor and chief executive officer of the ARC HOST property manager since August 2013. Mr. Kahane has served as a member of the board of managers of the ARC HOST sub-property manager since August 2013. Mr. Kahane has served as a director of American Realty Capital – Retail Centers of America, Inc. (“ARC RCA”) since its formation in July 2010 and also served as an executive officer of ARC RCA and the ARC RCA advisor from their respective formations in July 2010 and May 2010 until March 2012, and in November 2014, Mr. Kahane was appointed as president, chief operating officer, treasurer and secretary of ARC RCA and the ARC RCA advisor. Mr. Kahane has served as president, chief operating officer, treasurer and secretary of American Realty Capital – Retail Centers of America II, Inc. (“ARC RCA II”) and the ARC RCA II advisor since November 2014. Mr. Kahane served as a director of American Realty Capital Properties, Inc. (“ARCP”) from February 2013 to June 2014. He also served as a director and executive officer of ARCP from December 2010 until March 2012. Additionally, Mr. Kahane served as an executive officer of ARCP’s former manager from November 2010 until March 2012. Mr. Kahane served as an executive officer of American Realty Capital Trust, Inc. (“ARCT”), the ARCT advisor and the ARCT property manager from their formation in August 2007 until the close of ARCT’s merger with Realty Income Corporation in January 2013. He also served as a director of ARCT from August 2007 until January 2013. Mr. Kahane has served as a director of Phillips Edison – ARC Shopping Center REIT Inc. since December 2009. Mr. Kahane has also served as a director of New York REIT, Inc. (“NYRT”) since its formation in October 2009 and also served as president and treasurer of NYRT from its formation in October 2009 until March 2012. Mr. Kahane has served as a director of American Realty Capital Healthcare Trust, Inc. (“ARC HT”) since its formation in August 2010. Mr. Kahane previously served as an executive officer of ARC HT, the ARC HT advisor and the ARC HT property manager from their respective formations in August 2010 until March 2012. Mr. Kahane served as an executive officer of American Realty Capital Trust III, Inc. (“ARCT III”), the ARCT III advisor, and the ARCT III property manager from their formation in October 2010 until April 2012. Mr. Kahane has served as a director of American Realty Capital Healthcare Trust II, Inc. since March 2013. Mr. Kahane has served as a director of Phillips Edison – ARC Grocery Center REIT II, Inc. since August 2013. Mr. Kahane also has been the interested director of Business Development Corporation of America (“BDCA”) since its formation in May 2010 and Business Development Corporation of America II since April 2014. Until March 2012, Mr. Kahane was also chief operating officer of BDCA. Mr. Kahane has served as a director of RCAP since February 2013, and served as chief executive officer of

RCAP from February 2013 until September 2014. Mr. Kahane has served as a director of Cole Real Estate Income Strategy (Daily NAV), Inc. since February 2014 and served as a director of Cole Credit Property Trust, Inc. from May 2014 until February 2014. Mr. Kahane has served as a member of the investment committee of Aetos Capital Asia Advisors, a $3 billion series of opportunistic funds focusing on assets primarily in Japan and China, since 2008. Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 to 1979 where he worked on the development of hotel properties in Hawaii and California. From 1981 to 1992, Mr. Kahane worked at Morgan Stanley & Co., specializing in real estate, including the lodging sector becoming a managing director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the chairman. Mr. Kahane worked very closely with Nicholas S. Schorsch while a trustee at American Financial Realty Trust (“AFRT”) (April 2003 to August 2006), during which time Mr. Kahane served as chairman of the finance committee of AFRT’s board of trustees. Mr. Kahane served as a managing director of GF Capital Management & Advisors LLC (“GF Capital”), a New York-based merchant banking firm, where he directed the firm’s real estate investments, from 2001 to 2003. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Mr. Kahane also was on the board of directors of Catellus Development Corp., a NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an MBA from Stanford University’s Graduate School of Business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL DAILY NET ASSET VALUE TRUST, INC.

November 17, 2014	By:	/s/ Nicholas S. Schorsch
		Name:	Nicholas S. Schorsch
		Title:	Chief Executive Officer and
Chairman of the Board of Directors